The New South Africa
                                   Fund Inc.


                                 Annual Report
                               February 28, 1997

The New South Africa Fund Inc.
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Objective

The New South Africa Fund Inc. (the "Fund") seeks to achieve long-term capital appreciation through investments principally in securities of issuers in the Republic of South Africa ("South Africa"), as well as, to a lesser extent, in other countries in the Southern African region. Under normal circumstances, the Fund will invest at least 80% of its assets in securities of South African issuers, including at least 65% of its assets in equity securities of South African issuers. The Fund may also invest up to 35% of its assets in fixed income securities.

Management

Fleming International Asset Management Limited is the investment management company appointed to advise on and manage the Fund's portfolio. The Investment Adviser is an affiliate of Robert Fleming Holdings Limited, which manages over $99 billion in assets worldwide. Mrs. Maynard had principal responsibility for recommending the purchase and sale of the investment securities by the Fund during the fiscal year ended February 28, 1997. Following a reorganization within Fleming Martin, and effective April 3, 1997, Raymond Goldblatt, assisted by Kathy Cave, assumed these responsibilities. Mr. Goldblatt is Chief Executive Officer and Mrs. Cave is a senior fund manager of Fleming Martin Asset Management. They have 12 years and eight years of investment experience, respectively.

Market Information

The Fund is listed on the New York Stock Exchange (symbol "NSA"). The share price is published in: The New York Times (daily) under the designation "NwSAfr" and The Wall Street Journal (daily), and Barron's (each Monday) under the designation "NewSoAfrFd".

The net asset value per share is published under "Closed End Funds" each Sunday in The New York Times and each Monday in The Wall Street Journal and Barron's.


                                     - 1 -



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The New South Africa Fund Inc.
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Directors and Administration

Officers and Directors        Iain O.S. Saunders - President, Treasurer
                              and Chairman of the Board of Directors
                              Anton Dirk Botha - Director
                              Arthur Levy - Director
                              Dr. Nthato H. Motlana - Director
                              Arnold Witkin - Director
                              Ann Cranmer - Vice President
                              Patricia Smith - Secretary

Investment Adviser            Fleming International Asset
                              Management Limited
                              25 Copthall Avenue
                              London EC2R 7DR
                              England

Administrator                 Bear Stearns Funds Management Inc.
                              245 Park Avenue
                              New York, NY 10167
                              U.S.A.

Custodian                     Custodial Trust Company
                              101 Carnegie center
                              Princeton, NJ 08540
                              U.S.A.

Independent Accountants       Price Waterhouse LLP
                              1177 Avenue of the Americas
                              New York, NY 10036
                              U.S.A.

Legal Counsel                 Baker & McKenzie
                              805 Third Avenue
                              New York, NY 10022 U.S.A.

Registrar, Transfer Agent &   PNC Bank, N.A.
Dividend Paying Agent         Bellevue Corporate Center
                              400 Bellevue Parkway
                              Mail Stop 400 0202 Wilmington, DE 19809 U.S.A.


                                     - 2 -


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The New South Africa Fund Inc.
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Highlights of the Period
At February 28, 1997

                                                           US $
Net Assets                                             79,364,302
Net Asset Value ("NAV") per Share                           17.56
Market Price on New York Stock Exchange                     14.00
Discount to NAV                                             20.27%

Performance from March 11, 1994* to February 28, 1997

Total Return based on Market Price                          11.88%#
Total Return based on NAV                                   42.26%#
Johannesburg Stock Exchange ("JSE") All Share               41.61%##
   Index

*   Commencement of operations.
# Assumes reinvestment of dividends in accordance with the Fund's Dividend Reinvestment and Cash Purchase Plan.
## The JSE All Share Index excludes reinvestment of dividends on the underlying securities.



                   NAV & Market Price vs. JSE All Share Index




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The New South Africa Fund Inc.
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Major Equity Holdings
At February 28, 1997


                                                          Percentage of
                                                          Net Assets
De Beers Consolidated Mines Ltd.                              6.6
     Comprised of two companies: De Beers, which owns diamond mines in the Republic of South Africa ("SA") and an investment portfolio including a 38% stake in Anglo American Corporation of South Africa Ltd., and Centenary, which houses the Central Selling Organization through which 80% of the world's gem diamonds are sold.

AngloAmerican Corporation of South Africa Ltd.                6.4
     The largest mining house in SA and the world's largest gold producer, with 1996 output of 216 tons. Besides gold, the greater group, which includes De Beers Consolidated Mines Ltd. and JCI Company Ltd., is the world's largest producer of platinum and diamonds. Other operations include coal, manganese and ferroalloys, steel/vanadium, financials and industrials.

Gencor Ltd.                                                   5.5
     The second largest mining house in SA, Gencor Ltd. is concentrated in resource businesses including aluminum, coal, platinum, gold, manganese and other metals. Over the past three years, the group has focused offshore through the Billiton acquisition and expanding its Australian coal interests.

Sasol Ltd.                                                    4.6
     Converts coal into fuel and chemicals and also owns 64% of a crude oil refinery. Its plants produce 46% of SA's fuel requirements and most of its petrochemical feedstocks.

The Tongaat-Hulett Group Ltd.                                 4.4
     One of SA's two largest sugar producers, with approximately 40% of industry output. It also produces semi-fabricated aluminum products and starch and glucose for use in the food, beverage and packaging industries. Its subsidiary CoroBrik has the dominant share of the country's brick business. Other operations include food, textiles and property.

The New South Africa Fund Inc.
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Major Equity Holdings
At February 28, 1997


                                                          Percentage of
                                                          Net Assets
Rembrandt Group Ltd.                                          3.9
     Has a one third stake in Rothmans International and an 85% share of the domestic cigarette market. Rembrandt Group Ltd. has used its strong cashflow from this source to diversify into mining, food and financial services. Tobacco accounted for 50% of 1996 earnings.

Liberty Life Association of Africa Ltd.                       3.1
     The third largest life insurance company in SA and the largest proprietary insurance company. Strategic investments include: major holdings in Standard Bank Investment Corp. Ltd., The South African Breweries Ltd. (SA's leading consumer group) and Premier (a diversified food and pharmaceutical operation). They have effective control of Liberty International Holdings plc, a London listed holding company with interests in UK property investment--particularly, regional shopping centers.

C.G. Smith Ltd.                                               2.9
     A diversified consumer products group with interests in food processing, packaging and textiles.

NBS Holdings Ltd.                                             2.8
     Started as a mortgage lender, NBS Holdings Ltd. has developed into a focused niche bank and insurance company. In terms of assets, it is the fifth largest banking group in SA following its recent merger with Boland Bank. It also has a 24% stake in BOE Corporation, a successful merchant banking group.

Standard Bank Investment Corp. Ltd.                           2.8
     The second largest banking group in South Africa in terms of assets but it is by far the biggest in market capitalization. The group is represented in London, the Far East, and the US, and has a strong presence in sub-Saharan Africa following the acquisition of ANZ Grindlays' African operations. It holds an effective joint controlling interest in Liberty Life Association of Africa Ltd., the largest proprietary life insurer in SA.

The New South Africa Fund Inc.
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Investment Management Report

                                                             April 14, 1997

Dear Shareholders,

     The New South Africa Fund Inc. ("NSA" or the "Fund") has been in existence for more than three years, having listed on the New York Stock Exchange in March 1994. The net asset value ("NAV") of the Fund (assuming reinvestment of all distributions) has risen by 42.3% since inception through February 28, 1997 versus an increase of 41.6% in the Johannesburg Stock Exchange ("JSE") All Share Index for the same period. For the fiscal year ended February 28, 1997, the Fund's NAV fell 8.9% (assuming reinvestment of all distributions) versus a decline of 8.1% in the JSE All Share Index for the same period. Unfortunately, the discount of the market price to NAV has remained substantial, standing at 20% at the end of the fiscal year. This issue is addressed later in the review.

     On behalf of the Board of Directors, I wish to express my warmest appreciation to Carmen Maynard who has served as Vice President of the Fund since the Fund's inception. Mrs. Maynard had principal responsibility for recommending the purchase and sale of investment securities by the Fund. The Board welcomes Raymond Goldblatt who, assisted by Kathy Cave, assumed this role effective April 3, 1997.

Market Environment
     The following table summarizes market moves between the Fund's fiscal years ended February 29, 1996 and February 28, 1997.

                                    February 28,    February 29,       %
                                    1997            1996               Change
South Africa
Rand vs US $.......................   4.48            3.86             (16.06)
JSE All Share Index
(local)............................  7,145           6,705               6.56
(US $).............................  1,596           1,737              (8.12)
Three months bankers'
acceptance rate (%)................   16.0            14.1              13.48
Yield on benchmark long
bond (%)...........................   14.9            14.8               0.68

Zimbabwe
Zimbabwe Industrial Index (US $)...    958             516              85.66

Botswana
Botswana Share Index (US $)........    105             113              (7.08)

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The New South Africa Fund Inc.
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Investment Management Report (continued)


The 16% depreciation of the rand against the dollar over the period more than offset the improvement of some 6.5% of the JSE All Share Index in local currency terms. The rand reached its lowest level in December at approximately R4.76 to the dollar and then strengthened to close the period at R4.48. A number of factors contributed to the improvement including the shrinking of the current account deficit, an expected reduction of pressure on the capital account based on anticipated proceeds from privatization issues and an inflow into the bond market by foreigners seeking high yielding investment opportunities. On a purchasing power parity basis the rand is fairly valued at approximately R4 level against the dollar but will probably trade at a 15-20% discount to this level over the remainder of the year, as long as exchange controls continue.

Being the major beneficiaries of a weak rand, mining shares outperformed financial and industrial shares despite a lower gold price and a pedestrian outlook for most commodity prices in the short term.

Economy
As anticipated, the South African economy slowed in the second half of 1996 and the GDP growth for the year as a whole (excluding agriculture which boosted figures by about 1% chiefly due to a bumper maize crop) was 1.9% compared with 3.9% in 1995. The down-turn is being managed and no recession is forecast. In fact, modest growth of 2.5% is expected in 1997 and a further improvement in 1998. As part of this management process, during November the central bank raised the bank rate by 1%. This tightening was motivated in part by the excessive credit growth and precariously low gold and foreign exchange reserves. There has been some slowdown in credit growth and consumer spending and the country's reserve position will be boosted in April with the proceeds of privatization, principally from the national telecommunication company, Telkom. Thus it is widely expected that interest rates will ease in the third quarter. Inflation seems to be under control and should remain in single digits after peaking in April.

Exchange controls are being dismantled rapidly with further steps having been announced in the national budget in March. The lifting of trade barriers will make corporate South Africa more internationally competitive. Against these positive factors the high level of crime and low labor productivity remain of concern.

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The New South Africa Fund Inc.
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Investment Management Report (continued)


The Portfolio
At the end of the fiscal year ended February 28, 1997, the Fund held 89% of its net assets in equities of which 86% was in South African securities and 3% was invested in neighboring territories Zimbabwe and Botswana. The comparatively small size and low volume of trade in the markets of neighboring countries are the main reasons for the modest investment in these markets. Based on the classification of shares by the Johannesburg Stock Exchange, 26% was invested in mining, 12% in financial and 47% in industrial shares listed on the JSE. The investments in Zimbabwe and Botswana were principally in industrial companies. The balance of 11% is split almost equally between rand and dollar deposits.

In local currency terms, the SA market has not matched the inflation rate, despite good earnings growth from companies. Thus the trailing P/E has declined from over 20 times in 1994 to 15.4. Financial and industrial shares are expected to continue a strong earnings growth trend with gains of 20% over the next twelve months. The mining sector is expected to improve profits by approximately 13% based on the current gold price and modest growth prospects in the major world economies. The Fund will continue to underweight the mining sector until there is evidence that demand is improving.

Since the August 1996 semi-annual report, the exposure to the financial sector has been enhanced with purchases of Norwich Holdings S.A. Ltd. and Liberty Life Association of Africa Ltd. shares. This brings the insurance holdings to 5% of net assets. Persetel Holdings Ltd., a computer company, was added to the portfolio as well as Anglo American Industrial Corp. Ltd., which is a well diversified commodity play whose earnings will be driven by chemical, paper, sugar and other products. Against this, the holdings in Iscor Ltd., Barlow Ltd. and Pick 'n Pay Stores Ltd. were trimmed while the entire holding of Murray & Roberts Holdings Ltd. was sold.

Prospects
There are increasing signs that the government is committed to meeting the objectives it has set itself in its macroeconomic plan. In the recent national budget the deficit as a percentage of GDP was reduced to 4% (from approximately 9% in 1994) and this was seen by the market as a further step towards fiscal responsibility. The major corporations in South Africa have little or no financial leverage and are well placed to take

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The New South Africa Fund Inc.
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Investment Management Report (continued)

 advantage of any growth
opportunities that may arise. The twelve month forward P/E on the market is 12.7 times which is modest by historical standards and thus the market can be expected to perform better.

Discount to net asset value and share repurchase plan
Despite the 5% share repurchase plan last year, the Fund's discount to net asset value has remained at approximately 20%. This is in line with the other South African regional funds listed on the New York Stock Exchange.

As discussed in my previous reports, this is a matter of great concern to the Board of Directors ("the Board"). After careful consideration, particularly of the impact on the expense ratio of the Fund, the Board announced on February 20, 1997 that a further 5% of the shares will be bought back whenever the discount exceeds 20%. The effect will be an increase in the net asset value of the Fund's shares still outstanding.

We appreciate your interest and continued support of the Fund.

Respectfully submitted,

/S/ Iain O.S. Saunders
Iain O.S. Saunders
President, Treasurer and
Chairman of the Board of Directors

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The New South Africa Fund Inc.
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
Investment Portfolio
At February 28, 1997

                                                                        MARKET
                                                                        VALUE
DESCRIPTION                                             SHARES           US $
-------------------------------------------------------------------------------
COMMON STOCKS - 88.59%

BOTSWANA - 0.03% Beverages & Hotels - 0.01%
   Sechaba Investment Trust Co. Ltd.                     10,800           7,766
                                                                    -----------

Commercial Banks - 0.02%
   Barclays Bank of Botswana Ltd.                         5,000           7,826
   Standard Chartered Bank Botswana Ltd.                 10,000          11,844
                                                                    -----------
                                                                         19,670
                                                                    -----------
Total Botswana (cost $33,443)                                            27,436
                                                                    -----------

SOUTH AFRICA - 85.42%

Base Metals - 7.79%
   Anglovaal Ltd. "N" ordinary                           60,000       1,848,421
   Gencor Ltd.                                        1,000,000       4,330,840
                                                                    -----------
                                                                      6,179,261
                                                                    -----------

Beverages & Hotels - 3.66%
   Interleisure Ltd.                                    382,800         461,462
   Sun International (South Africa) Ltd.                381,400         255,430
   The South African Breweries Ltd.                      73,136       2,187,794
                                                                    -----------
                                                                      2,904,686
                                                                    -----------

Building & Construction - 5.11%
   Barlow Ltd.                                          180,000       1,898,649
   LTA Ltd.                                             200,000       1,294,787
   Pretoria Portland Cement Co. Ltd.                     50,000         862,261
                                                                    -----------
                                                                      4,055,697
                                                                    -----------

Chemicals & Oil - 6.00%
   Sasol Ltd.                                           334,889       3,625,877
   Sentrachem Ltd.                                      600,000       1,133,162
                                                                    -----------
                                                                      4,759,039
                                                                    -----------

Coal Mining - 1.07%
   Ingwe Coal Corporation Ltd.                          135,700         848,220
                                                                    -----------



                                     - 10 -


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The New South Africa Fund Inc.
-------------------------------------------------------------------------------
Investment Portfolio (continued)
At February 28, 1997

                                                                        MARKET
                                                                        VALUE
DESCRIPTION                                             SHARES           US $
-------------------------------------------------------------------------------
SOUTH AFRICA (continued)

Commercial Banks - 6.74%
   NBS Holdings Ltd.                                    149,300       2,249,749
   Nedcor Ltd.                                           50,932         864,121
   Standard Bank Investment Corp. Ltd.                   54,900       2,236,689
                                                                    -----------
                                                                      5,350,559
                                                                    -----------

Computers - Integrated Systems - 1.60%
   Persetel Holdings Ltd.                               200,000       1,272,464
                                                                    -----------

Diamond Mining - 6.56%
   De Beers Consolidated Mines Ltd.                     150,000       5,207,054
                                                                    -----------

Diversified Operations - 0.98%
   Anglo American Industrial Corp. Ltd.                  20,000         779,105
                                                                    -----------

Electronics - 1.24%
   Reunert Ltd.                                         368,633         987,520
                                                                    -----------

Food - 8.91%
   The Bidvest Group Ltd.                               352,240       2,201,746
   The Tongaat-Hulett Group Ltd.                        224,883       3,526,740
   Tiger Oats Ltd.                                       80,000       1,343,900
                                                                    -----------
                                                                      7,072,386
                                                                    -----------


Furniture & Households - 3.78%
   JD Group Ltd.                                        355,890       1,946,491
   Protea Furnishers Ltd.                             4,000,000       1,053,689
                                                                    -----------
                                                                      3,000,180
                                                                    -----------

Gold Mining - 9.55%
   Anglo American Corporation of
      South Africa Ltd.                                  80,000       5,045,206
   JCI Company Ltd.                                     131,158       1,427,381
   Western Areas Gold Mining Co. Ltd.                    80,000       1,107,266
                                                                    -----------
                                                                      7,579,853
                                                                    -----------

                                     - 11 -


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The New South Africa Fund Inc.
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Investment Portfolio (continued)
At February 28, 1997

                                                                        MARKET
                                                                        VALUE
DESCRIPTION                                             SHARES           US $
-------------------------------------------------------------------------------

SOUTH AFRICA (continued)

Insurance - 4.99%
   Liberty Life Association of Africa Ltd.               84,980       2,461,470
   Norwich Holdings S.A. Ltd.                           750,000       1,496,819
                                                                    -----------
                                                                      3,958,289
                                                                    -----------

Paper & Packaging - 3.85%
   C.G. Smith Ltd.                                      400,000       2,321,688
   Nampak Ltd.                                          170,000         730,550
                                                                    -----------
                                                                      3,052,238
                                                                    -----------

Platinum - 0.79%
   Potgietersrust Platinums Ltd.                        100,000         625,070
                                                                    -----------

Steel & Alloys - 0.74%
   Iscor Ltd.                                           769,844         584,322
                                                                    -----------

Stores - 5.65%
   CNA Gallo Ltd.                                       719,097         642,123
   Pepkor Ltd.                                          305,001       1,327,719
   Pick 'n Pay Stores Ltd.                              311,000         383,239
   Pick 'n Pay Stores Ltd. "N"                        1,002,000       1,107,244
   Specialty Stores Ltd.                                512,759         299,906
   Specialty Stores Ltd. "N"                          1,295,793         723,180
                                                                    -----------
                                                                      4,483,411
                                                                    -----------

Tobacco - 3.88%
   Rembrandt Group Ltd.                                 300,000       3,080,701
                                                                    -----------

Transportation - 2.53%
   Safmarine & Rennies Holdings Ltd.                    800,000       2,009,153
                                                                    -----------

Total South Africa (cost $51,346,132)                                67,789,208
                                                                    -----------

                                     - 12 -


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The New South Africa Fund Inc.
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Investment Portfolio
At February 28, 1997

                                                                        MARKET
                                                                        VALUE
DESCRIPTION                                             SHARES           US $
-------------------------------------------------------------------------------

ZIMBABWE - 3.14%

Beverages & Hotels - 1.52%
   Delta Corp. Ltd.                                     770,703       1,206,647
                                                                    -----------

Building & Construction - 0.48%
   Portland Holdings Ltd.                               225,000         382,465
                                                                    -----------

Commercial Banks - 0.73%
   Barclays Bank of Zimbabwe Ltd.                       175,000         579,289
                                                                    -----------

Tobacco - 0.41%
   BAT (Zimbabwe) Ltd.                                   35,000          67,323
   T.S.L. Ltd.                                          430,000         261,597
                                                                    -----------
                                                                        328,920
                                                                    -----------
Total Zimbabwe (cost $1,090,698)                                      2,497,321
                                                                    -----------

TOTAL COMMON STOCKS
   (cost $52,470,273)                                                70,313,965
                                                                    -----------

                                     - 13 -


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The New South Africa Fund Inc.
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Investment Portfolio
At February 28, 1997

                                                                        MARKET
                                                                        VALUE
DESCRIPTION                                             SHARES           US $
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 4.40%

REPURCHASE AGREEMENT - 4.40%
Repurchase Agreement dated 02/28/97 with Bear,
Stearns Securities Corp., 5.26%, due 03/03/97,
collateralized by $8,240,000 US Treasury Strips
(Principal-Only) 8.125%, 05/15/21; total value:
$3,560,570; proceeds: $3,491,469 (cost $3,489,939)    US $ 3,490      3,489,939
                                                                    -----------

TOTAL INVESTMENTS - 92.99%
(cost $55,960,212)(a)                                                73,803,904

CASH AND OTHER ASSETS IN EXCESS
OF LIABILITIES - 7.01%                                                5,560,398
                                                                    -----------

NET ASSETS - 100.00%                                                 79,364,302
                                                                    ===========

US $  United States dollars.

(a) Aggregate cost for US federal income tax purposes is $55,960,212. The aggregate unrealized appreciation (depreciation) for all securities is as follows:

                                                                        US $
                                                                    -----------
      Excess of market value over tax cost                          20,037,312
      Excess of tax cost over market value                          (2,193,620)
                                                                    -----------
      Net unrealized appreciation                                   17,843,692
                                                                    ===========



                 See accompanying notes to financial statements

The New South Africa Fund Inc.
-------------------------------------------------------------------------------
Statement of Assets and Liabilities
At February 28, 1997

                                                                       US $
                                                                    ----------
ASSETS
Investments, at value (cost $55,960,212) (Note 2)                   73,803,904
Cash (representing foreign currency holdings with a
  cost of $5,315,704 in an interest-bearing account)                 5,483,946
Interest and dividends receivable                                      228,522
Deferred organizational costs (Note 1)                                  44,613
Receivable for securities sold                                          16,676
Prepaid expenses                                                        20,130
                                                                    ----------
TOTAL ASSETS                                                        79,597,791
                                                                    ----------

LIABILITIES
Payables:
   Investment advisory fee (Note 5)                                     74,889
   Administration fee (Note 5)                                          18,222
   Other accrued expenses                                              140,378
                                                                    ----------
TOTAL LIABILITIES                                                      233,489
                                                                    ----------

NET ASSETS                                                          79,364,302
                                                                    ----------

Net assets consist of:
Common stock, $0.001 par value (200,000,000 shares
   authorized; 4,519,311 shares issued
   and outstanding) (Note 8)                                             4,519
Additional paid-in capital                                          61,322,362
Accumulated net realized gain on investments and
   foreign currency transactions                                        23,871
Net unrealized appreciation on investments, foreign
   currency holdings and other assets and liabilities
   denominated in foreign currencies                                18,013,550
                                                                    ----------
NET ASSETS                                                          79,364,302
                                                                    ==========
NET ASSET VALUE PER SHARE
($79,364,302 / 4,519,311)                                                17.56
                                                                    ==========


                 See accompanying notes to financial statements

The New South Africa Fund Inc.
-------------------------------------------------------------------------------
Statement of Operations
For the Year ended February 28, 1997

                                                                        US $
                                                                    ----------
INVESTMENT INCOME
Dividends (net of foreign withholding taxes
 of $5,387) (Note 2)                                                 1,686,571
Interest                                                               885,675
                                                                    ----------
TOTAL INVESTMENT INCOME                                              2,572,246
                                                                    ----------

EXPENSES
Investment advisory fees (Note 5)                                      965,494
Legal fees                                                             277,931
Administration fees (Note 5)                                           115,860
Custodian fees                                                          84,473
Accounting fees                                                         75,803
Directors' fees and expenses                                            66,727
Audit fees                                                              55,776
Reports and notices to shareholders                                     49,076
Transfer agent fees and expenses                                        35,960
Insurance                                                               33,408
Amortization of organizational costs (Note 1)                           21,798
NYSE listing fees                                                       15,371
Miscellaneous                                                            2,583
                                                                    ----------
TOTAL EXPENSES                                                       1,800,260
                                                                    ----------

NET INVESTMENT INCOME                                                  771,986
                                                                    ----------

NET REALIZED AND UNREALIZED GAINS/(LOSSES)
ON INVESTMENTS, FOREIGN CURRENCY
HOLDINGS AND OTHER ASSETS AND LIABILITIES
DENOMINATED IN FOREIGN CURRENCIES (Note 2)

Net realized gain/(loss) on:
   Investments                                                         708,930
   Foreign currency transactions                                    (1,339,351)
                                                                    ----------
                                                                      (630,421)
                                                                    ----------
Net change in unrealized appreciation/
   (depreciation) on:
   Investments                                                      (9,262,103)
   Foreign currency holdings and other assets and
   liabilities denominated in foreign currencies                         3,777
                                                                    ----------
                                                                    (9,258,326)
                                                                    ----------
Net realized and unrealized losses on investments,
   foreign currency holdings and other assets and
   liabilities denominated in foreign currencies                    (9,888,747)
                                                                    ----------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  (9,116,761)
                                                                    ==========



                 See accompanying notes to financial statements

The New South Africa Fund Inc.
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                   For the Year ended
                                          February 28, 1997   February 29, 1996
                                                 US $                US $
                                          -------------------------------------

INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS
   Net investment income                           771,986           1,578,571
   Net realized gain/(loss) on investments
   and foreign currency transactions              (630,421)          1,842,268
   Net change in unrealized appreciation
      on investments, foreign currency
      holdings and other assets and liabilities
      denominated in foreign currencies         (9,258,326)         16,976,390
                                               -----------         -----------

   Net increase/(decrease) in net assets
      resulting from operations                 (9,116,761)         20,397,229
                                               -----------         -----------

DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM
   Net investment income                          (335,785)         (1,578,571)
   In excess of net investment income                --             (2,004,621)
   Net realized gains on investments                 --               (222,543)
                                               -----------         -----------
                                                  (335,785)         (3,805,735)
                                               -----------         -----------

CAPITAL STOCK TRANSACTIONS
         Cost of shares repurchased             (3,379,400)              --
                                               -----------         -----------

NET INCREASE/(DECREASE)
   IN NET ASSETS                               (12,831,946)         16,591,494
Net Assets:
Beginning of year                               92,196,248          75,604,754
                                               -----------         -----------

End of year                                     79,364,302          92,196,248
                                               ===========         ===========




                 See accompanying notes to financial statements

The New South Africa Fund Inc.
-------------------------------------------------------------------------------
Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                                      For the Period
                                                                                      March 11, 1994*
                                                      For the Year ended                 through
                                             February 28, 1997   February 29, 1996   February 28, 1995
                                                    US $                 US $               US $

Net asset value, beginning of period                  19.38                15.89              13.95 **
Offering costs charged to additional
   paid-in capital                                       --                   --              (0.19)
                                                      19.38                15.89              13.76
Net investment income                                  0.17 #               0.33               0.39
Net realized and unrealized gains/(losses)
   on investments, foreign currency
   holdings and other assets and liabilities
   denominated in foreign currencies                  (2.12) #              3.96               2.51
Total from investment operations                      (1.95) #              4.29               2.90
Dividends and distributions to
   shareholders from:
      Net investment income                           (0.07)               (0.33)             (0.39)
      In excess of net investment income                --                 (0.42)             (0.32)
      Net realized gains on investments                 --                 (0.05)             (0.06)
Total dividends and distributions to
   shareholders                                       (0.07)               (0.80)             (0.77)
Antidilutive impact due to shares
   of beneficial interest repurchased                  0.20                   --                --
Net asset value, end of period                        17.56                19.38              15.89
Market value, end of period                           14.00                15.38              13.38
Total investment return based on: (a)(b)
      Market value                                    (8.43)%              20.38%              1.50%
      Net asset value                                 (8.88)%              27.72%             22.25%
RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period                        79,364,302           92,196,248         75,604,754
Ratio of expenses to average net
   assets                                              2.35%                1.98%              2.10% ##
Ratio of net investment income to
   average net assets                                  1.01%                1.77%              2.61% ##
Portfolio turnover rate                                9.92%               18.91%             10.88% ###
Average commission rate per share (c)               $0.0084                   --                --

--------------
*    Commencement of operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share.
+    Based on average shares outstanding.
++   Annualized.
+++  Not annualized.
(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect sales charges or brokerage commissions.
     Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(b) Total investment return for periods of less than one year are not annualized.
(c) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments subject to such commissions during the period.


                 See accompanying notes to financial statements

The New South Africa Fund Inc.
-------------------------------------------------------------------------------
Notes and Financial Statements

1.   Organization
     The New South Africa Fund Inc. (the "Fund") was incorporated in the State of Maryland on January 11, 1994 as a registered, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended ( the "Investment Company Act"). Organizational costs of $109,346 have been deferred and are being amortized on a straight-line basis over a 60-month period from the date the Fund commenced operations.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies, which are generally accepted in the United States of America, followed by the Fund.

     i)  Security Valuation
         All securities for which the primary market is an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Portfolio securities that are actively traded on the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors. US government securities and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost if their original maturity was 60 days or less, or by amortizing their market value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

     ii) Repurchase Agreements
         The Fund may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by

The New South Africa Fund Inc.
-------------------------------------------------------------------------------
Notes and Financial Statements (continued)


         the underlying securities. The Investment Adviser monitors the continued creditworthiness of counterparties, subject to the supervision of the Fund's Board of Directors. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. In the event of default or bankruptcy of the counterparty, the Fund's realizaton of the value of the collateral may be delayed or limited.

    iii) Taxes
         It is the intention of the Fund to continue to qualify as a regulated investment company and to distribute, at least annually, substantially all of its net investment income and any net long-term capital gains in excess of net short-term capital losses. Accordingly, no provision for US federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a US federal excise tax.

         For US federal income tax purposes, realized capital losses and foreign exchange losses incurred after October 31, but within the fiscal year are deemed to arise on the first day of the following fiscal year. For the fiscal year ended February 28, 1997, the Fund incurred and elected to defer foreign exchange losses of $36,497.

         The Republic of South Africa ("South Africa") does not impose a withholding tax on dividends paid by South African companies to the Fund. However, other income received by the Fund from sources within South Africa or Southern African regions may be subject to withholding and other taxes imposed by such countries.

     iv) Investment Transactions and Investment Income
         Investment transactions are accounted for on the trade date. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income and other distributions are recorded on the ex-dividend date or as the Fund becomes aware of such dividends. The collectibility of income receivable from foreign securities is evaluated periodically and resulting allowance for uncollectible amounts, if any, are reflected currently in the determination of net investment income. At February 28, 1997, no such allowance was established.


                                     - 20

The New South Africa Fund Inc.
-------------------------------------------------------------------------------
Notes and Financial Statements (continued)

      v) Distribution of Income and Gains
         The Fund intends to distribute to shareholders at least annually, substantially all of its net investment income and net realized capital gains. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

         The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with US federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their US federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for US federal income tax purposes, they are reported as distributions of paid-in capital. At February 28, 1997, the Fund reclassified within the composition of net assets permanent book/tax differences relating to realized gains on passive foreign investment company holdings of $626,291 and realized losses on foreign currency denominated transactions of $1,506,038 from accumulated realized gains to undistributed net investment income. In addition, the Fund reclassified a net operating loss of $734,137 to paid-in capital.

     vi) Foreign Currency Translation
         The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars at the 12 p.m. mid-market price of such currencies against US dollars as quoted by major New York banks as follows:

         - investments, other assets and liabilities; at the prevailing rates of exchange on the valuation date;

         - investment transactions and investment income and expenses: at the prevailing rates of exchange on the dates of such transactions.

         Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the

The New South Africa Fund Inc.
-------------------------------------------------------------------------------
Notes and Financial Statements (continued)


         Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of equity-related securities sold during the period. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to US federal income tax regulations. Such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

         Net currency gains from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

         Net realized foreign exchange losses of $1,339,351 represent foreign exchange gains and losses from sales and maturities of debt securities, holdings of foreign currencies, transactions in forward foreign currency contracts, exchange gains or losses realized between the trade dates and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the US dollar equivalent of the amounts actually received.

3.   Forward Currency Contracts
     The Fund conducts any currency exchange transactions on a spot, i.e. cash, basis at the rate prevailing in the currency exchange market. A forward currency contract typically involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. When the Fund enters into a forward contract or other currency obligation, the Fund's custodian or a sub-custodian will place cash or high grade debt securities in a segregated account of the Fund in an amount equal to the value of the

The New South Africa Fund Inc.
-------------------------------------------------------------------------------
Notes and Financial Statements (continued)


     Fund's total assets committed to the consummation of the obligation. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment with respect to the contract. During the year ended February 28, 1997, the Fund held no such contracts.

4.   Investment Transactions
     For the year ended February 28, 1997, total purchases and sales of portfolio investments excluding short-term securities, were $7,058,988 and $13,356,002, respectively.

5.   Investment Adviser and Administrator
      i) Fleming International Asset Management Limited provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Investment Adviser is paid a monthly advisory fee at an annual rate of 1.25% of the Fund's average weekly net assets.

     ii) Bear Stearns Funds Management Inc. (the "Administrator"), an affiliate of Bear, Stearns & Co. Inc. ("Bear Stearns"), provides administrative services to the Fund under an Administration Agreement. The Administrator receives a fee that is computed weekly and paid quarterly at an annual rate of 0.15% of the Fund's average weekly net assets.

6.   Transactions With Affiliates
     For the year ended February 28, 1997, the Fund paid $9,476 and $1,014 in brokerage commissions to Fleming Martin Ltd. and Martin & Co., respectively, affiliates of the Investment Adviser.

7.   Concentration of Risk
     The South African and the Southern African regions securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in South Africa or Southern African regions may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of South Africa and the Southern African region securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

     The Fund, subject to local investment limitation, may invest up to 10% of its assets in non-publicly traded equity securities which may involve

The New South Africa Fund Inc.
-------------------------------------------------------------------------------
Notes and Financial Statements (continued)



     a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. At
     February 28, 1997, the Fund held no such securities.

     The Fund is permitted to engage in the trading of sovereign debt of South Africa or Southern African regions which involves a substantial degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt in which the Fund invests is widely considered to have credit quality below investment grade as determined by US rating agencies. As a result, sovereign debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions.

8.   Capital Stock
     The authorized capital stock of the Fund is 200,000,000 shares of common stock, $0.001 par value. Of the 4,519,311 shares outstanding at February 28, 1997, Robert Fleming Inc., an affiliate of the Investment Adviser, owned 7,169 shares. In addition to the issuance of common stock to Robert Fleming Inc., a public offering of the Fund's shares by a group of underwriters resulted in the issuance of 4,750,000 shares of the Fund's common stock.

     On February 29, 1996, the Board of Directors announced that it had given the Fund's investment adviser discretion to cause the Fund to repurchase up to 5% of the outstanding shares when the discount to net asset value exceeds 20%. During the quarter ended May 31, 1996, the Fund repurchased 5% or 237,858 of its outstanding shares.

     In addition, on February 20, 1997, the Board of Directors announced a second share repurchase program with identical terms to the initial program. Since the date of the announcement through April 14, 1997, the Fund has not made any such repurchases.

The New South Africa Fund Inc.
-------------------------------------------------------------------------------
Report of Independent Accountants

To the Board of Directors and Shareholders of The New South Africa Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The New South Africa Fund Inc. (the "Fund") at February 28, 1997, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York  10036
April 14, 1997

The New South Africa Fund Inc.
-------------------------------------------------------------------------------
Results of Annual Meeting of Shareholders (unaudited)

On May 20, 1996, the annual meeting of the shareholders of The New South Africa Fund Inc. (the "Fund") was held and the following matters were voted upon:

(1)  To re-elect two directors to the Board of Directors of the Fund.

Name of Director            For           Withheld    Non-Votes
----------------------------------------------------------------
Anton Dirk Botha          3,480,870        1,619      1,189,680
Dr. Nthato H. Motlana     3,480,759        1,730      1,189,680


In addition to the directors re-elected at the meeting, Iain O.S. Saunders, Arthur Levy, and Arnold Witkin continue to serve as directors of the Fund.

(2) To ratify the selection of Price Waterhouse LLP as independent accountants for the year ending February 28, 1997.


         For             Against         Abstain        Non-Votes
       -----------------------------------------------------------
         3,465,378          0            17,111         1,189,680

The New South Africa Fund Inc.
-------------------------------------------------------------------------------
US Tax Information


The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (February 28, 1997) as to the US federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. The $0.0743 per share dividend paid in respect of such fiscal year was derived from ordinary income. Domestic shareholders, whether receiving these dividends in cash or reinvesting it under the Dividend Reinvestment and Cash Purchase Plan, must report dividend income as follows:

                     SOURCES OF DIVIDENDS AND DISTRIBUTIONS

                                                     Foreign
                                                     Source
                           Foreign Taxes             Income
         Country           Paid Per Share            Per Share
         ------------------------------------------------------
         Zimbabwe              $0.001                 $0.003


The Fund has made an election under Internal Revenue Code 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that will be passed through to the shareholders for the fiscal year ended February 28, 1997 is $5,387. The foreign source income for information reporting purposes is $732,216.

Shareholders are required to include such $0.001 per share as dividend income in addition to the per share dividends received. It is generally more advantageous to claim credit rather than to take a deduction. The amount allowable as a credit is subject to the general limitations on tax credits imposed by Sections 904 of the U.S. Internal Revenue Code. The Fund did not earn any dividend income that qualifies for the dividends received deduction that is available to corporate shareholders.

Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect to calendar year 1997. The second notification, which will reflect the amount to be used by calendar year taxpayers on their US federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1998.

The New South Africa Fund Inc.
-------------------------------------------------------------------------------
US Tax Information (continued)


Foreign shareholders will generally be subject to US withholding tax on the amount of the actual dividends paid by the Fund. They will generally not be entitled to a US foreign tax credit or deduction for the withholding of taxes paid by the Fund.

Generally, dividends received by tax-exempt recipients (e.g. IRA's and Keoghs) need not be reported as taxable income for US federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7)plans) may need this information for their annual information reporting.

All shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

The New South Africa Fund Inc.
-------------------------------------------------------------------------------
Dividend Reinvestment and Cash Purchase Plan



1. Pursuant to The New South Africa Fund Inc. (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan") each shareholder ("Shareholder") holding shares of common stock in the Fund will automatically be a participant in the Plan, unless PNC Bank, National Association, the Plan agent (the "Plan Agent"), is otherwise instructed by the Shareholder, in writing, to have all distributions, net of any applicable US withholding tax, paid in cash. Shareholders who do not wish to participate in the Plan will receive all distributions in cash paid by check mailed directly to the Shareholder by the Plan Agent. The Plan Agent will act as agent for individual Shareholders and will open an account for each Shareholder under the Plan in the same name as her or his present shares of common stock are registered.

2. Whenever the directors of the Fund declare a capital gains distribution or an income dividend payable in shares of common stock or cash, participating Shareholders will take such distribution or dividend entirely in shares of common stock and the Plan Agent shall automatically receive such shares of common stock, including fractions, for the Shareholder's account, except in the circumstances described in paragraph 3 below.

3. Whenever the market price per share of common stock equals or exceeds net asset value per share on the date the event described in paragraph 2 above occurs, participants will be issued shares of common stock at net asset value or, if the net asset value is less than 95% of the market price on the date the shares of common stock are valued, then participants will be issued shares valued at 95% of the market price. If net asset value per share of the common stock at such time exceeds the market price of common stock on the date such shares are valued, the Plan Agent, as agent for the participants, will buy shares of common stock on the open market, on the New York Stock Exchange (the "Exchange") or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or
     (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which

The New South Africa Fund Inc.
-------------------------------------------------------------------------------
Dividend Reinvestment and Cash Purchase Plan (continued)


     the Fund issues remaining shares. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as purchasing agent for the participants, buy shares of common stock in the open market, on the Exchange or elsewhere, for the participnts' accounts on, or shortly after, the payment date. To the extent the Plan Agent is unable to do so and, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as a dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

4. Participants in the Plan may make additional cash payments to the Plan Agent, semi-annually, in any amount from $100 to $3,000, for investment in shares of common stock. The Plan Agent will use all funds received from participants to purchase shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. Voluntary cash payments should be received by the Plan Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

5. For all purposes of the Plan: (a) the market price of Fund shares of common stock on a particular date shall be the last sales price on the Exchange on the close of the previous trading day or, if there is no sale on the Exchange on that date, then the mean between the closing bid and asked quotations for such stock on the Exchange on such date, (b) the date shares of common stock are valued is the dividend or distribution payment date or, if that date is not an Exchange trading day, the next preceding trading date and (c) net asset value per share of common stock or a particular date shall be as determined by or on behalf of the Fund.

6. The open-market purchases provided for above may be made on any securities exchange where the shares of common stock of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall

The New South Africa Fund Inc.
-------------------------------------------------------------------------------
Dividend Reinvestment and Cash Purchase Plan (continued)

     determine. Funds held by the Plan Agent uninvested will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase shares of common stock within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the shares of common stock of the Fund acquired for Shareholders' accounts.

7. The Plan Agent will hold shares of common stock acquired pursuant to the Plan in noncertificated form in the participant's name. The Plan Agent will forward to the Shareholders any proxy solicitation material and will vote any shares of common stock so held for each of the Shareholders only in accordance with the proxy returned by her or him to the Fund. In the case of Shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners of such shares, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by such Shareholders as representing the total amount registered in the name of such Shareholders and held for the account of beneficial owners who participate in the Plan. Upon a Shareholder's written request, the Plan Agent will deliver to her or him, without charge, a certificate or certificates for the full shares of common stock.

8. The Plan Agent will confirm in writing each acquisition made for the account of a Shareholder as soon as practicable, but not later than 60 days after the date thereof. Although a Shareholder may from time to time have an undivided fractional interest (computed to three decimal places) in a share of common stock of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares of common stock will be credited to such Shareholder's account. In the event of termination of a Shareholder's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the shares of common stock at the time of termination.

9. Any stock dividends or split shares distributed by the Fund on shares of common stock held by the Plan Agent for a Shareholder will be credited to such Shareholder's account. In the event that the Fund makes available to Shareholders rights to purchase additional shares of common stock or other securities, the Plan Agent will sell such rights and apply the proceeds of the sale to the purchase of additional shares of common stock of the Fund for the account of such Shareholders.

10. The Shareholders each will be charged a pro rata share of brokerage commissions on all open market purchases.

11. Each Shareholder may terminate her or his account under the Plan by notifying the Plan Agent in writing. Such termination will be effective

The New South Africa Fund Inc.
-------------------------------------------------------------------------------
Dividend Reinvestment and Cash Purchase Plan (continued)

     immediately if notice is received by the Plan Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective, with respect to any subsequent dividend or distributions, on the first trading day after the dividend or distributions, on the first trading day after the dividend or distribution paid for such record date shall have been credited to the Shareholder's account. The Plan may be terminated by the Plan Agent or the Fund as applied to any voluntary cash payments made and any dividend or distributions paid subsequent to notice of the terminations in writing mailed to the Shareholders at least 30 days prior to the relevant semi-annual voluntary payment date or to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Plan Agent will cause a certificate or certificates for the full shares held for each Shareholder under the Plan and cash adjustment for any fraction to be delivered to her or him.

12. These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholders appropriate written notice at least 30 days prior to be effective date thereof. The amendment or supplement shall be deemed to be accepted by a Shareholder unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of such Shareholder's account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of a Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for Shareholders' accounts, all dividends and distributions payable on the share of common stock held in the Shareholders' name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

13. The Plan Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under its Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due errors unless such error is caused by its negligence, bad faith or willful misconduct or that of its employees.

14. All correspondence concerning the Plan should be directed to the Plan Agent, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 or by telephone at 1-800-852-4750.

This report, including the financial statements herein, is transmitted to the shareholders of The New South Africa Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the Johannesburg Stock Exchange All Share Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the US dollar/rand exchange rate.

                                      NSA
                                     Listed
                                      NYSE
                            New York Stock Exchange



                       Bear Stearns Funds Management Inc.
                Administrator for The New South Africa Fund Inc.
                                245 Park Avenue
                               New York, NY 10167
                            Telephone (212) 272-2479